UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): November 26, 2014

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Griswold, Suite 3274 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-963-2622

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Attn.: Marc J. Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (the “Amended Form 8-K”) amends Item 4.02 of the Current Report on Form 8-K/A of Cirque Energy, Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2014 (the “Prior Filing”). This Amended Form 8-K is being filed to address certain developments that have occurred since the Prior Filing.

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

During the year ended December 31, 2012, the Company issued convertible promissory notes (“Notes”) as described in Note 9 of the Notes to the Financial Statements on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2013.

The Notes were originally accounted for in accordance with ASC 480, Liabilities — Distinguishing Liabilities from Equity. On April 8, 2014, the Company’s current auditor, Silberstein Ungar, PLLC (“Silberstein”) informed the Company, and the Company’s board of directors (the “Board”) subsequently determined, that is not appropriate to account for the Notes under ASC 480 as the monetary value is not predominately based on one of three factors in ASC 480-10-25-14 due to the underlying volatility of the Company stock and the conversion formula of the Notes and that the conversion feature of the Notes should instead be accounted for in accordance with ASC 815, Derivatives and Hedging.

The application of ASC 815 results in the recognition of a derivative liability for the conversion feature embedded in the Notes. The net impact of correcting the errors resulted in an increase in total liabilities of $38,627, an increase in accumulated deficit during the development stage of $38,627 and an increase in net loss of $38,627.

As a result, the Board concluded that the Company’s financial statements previously filed with the SEC should no longer be relied upon. The Company intends to file restated consolidated financial statements for the year ended December 31, 2012 to correct these errors in the accounting for the Notes. The Company’s predecessor auditors, De Joya Griffith, LLC, declined to issue an opinion on these restated consolidated financial statements.

In order to provide financial statements that can be relied upon, on June 20, 2014 the Board engaged the successor auditors, Silberstein to re-audit the December 31, 2012 financial statements. Silberstein had been previously engaged to audit the December 31, 2013 financial statements. As disclosed in a Current Report on Form 8-K filed with the SEC on August 12, 2014, Silberstein’s client base was acquired by KLJ & Associates, LLP (the “KLJ”). As a result of this acquisition, KLJ became our independent auditors. When filed, the December 31, 2013 financial statements will reflect the financial statements to be restated for the period ended December 31, 2012.

KLJ has completed the audit of the Company’s December 31, 2012 financial statements. During the audit, KLJ advised the Board that the interim financial statements included not only within the quarterly reports filed with respect to the periods ended September 30, 2012, March 31, 2013, June 30, 2013 and September 30, 2013, but also those contained within the quarterly reports filed with respect to the periods ended March 31, 2012 and June 30, 2012, will need to be restated and are thus no longer to be relied upon.

Both the restated financial statements for the period ended December 31, 2012 and any interim financial statements that the Company determines must be restated will be included in the December 31, 2013 annual report 10K to be filed as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: November 26, 2014	By:	/s/ David Morgan
David Morgan
Chief Financial Officer